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                                       FPO
                                     [LOGO]

DELAWARE                                               First Allmerica Financial
Medallion                                                 Life Insurance Company
Variable Annuity Application             440 Lincoln Street, Worcester, MA 01653
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Instructions: Please print clearly in black ink.  This form will be photocopied.
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1   Annuitant     If no certificate owner is specified in section 2, the
                  annuitant will be the certificate owner.

            __________________________________________________ _________________
            Name:   First        Middle        Last            Social Security #

            __________________________________________________ _________________
            Street Address                   Apt               Date of birth:
                                                                      mo.day yr.
            __________________________________________________
                     City              State       Zip         Sex: Male  | |
                                                                  Female  | |
            Daytime Phone Number  (   )    -
                                 -----------------------------

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2   Certificate Owner   Complete only if different from the annuitant

            __________________________________________________ _________________
            Name:   First        Middle        Last            Social Security #

            __________________________________________________ _________________
            Street Address                   Apt               Date of birth:
                                                                      mo.day yr.
            __________________________________________________
                     City              State       Zip         Sex: Male  | |
                                                                  Female  | |
            Daytime Phone Number  (   )    -
                                 -----------------------------
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3   Beneficiary    Primary ___________________________________________________

                   Contingent ________________________________________________

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4   Type of Plan   | |Nonqualified   | |401(k) Profit Sharing  | |408(b) IRA
                   | |Nonqualified Deferred Comp | |403(b) TSA | |408(k) SEP-IRA | |401(a) Pension/Profit Sharing

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5   Initial Payment  Initial Payment Amount: $ _____________

                     If this application is for an IRA or SEP-IRA, the applicant has received a disclosure Buyer's Guide and this payment is a (check one): | |Rollover | |Trustee to Trustee Transfer
                     | |Regular or SEP-IRA payment for tax year ________________

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6   Allocation of Payments    __.__% 201-Equity/Income (041-042)
                              __.__% 202-High Yield (043-044)
                              __.__% 203-Capital Reserves (045-046)
                              __.__% 204-Money Market (047-048)
                              __.__% 205-Growth (049-050)
                              __.__% 206-Multiple Strategy (051-052)
                              __.__% 207-International Equity (053-054)
                              __.__% 208-Value (055-056)
                              __.__% 209-Emerging Growth (057-058)
                              __.__% General Account-Fixed Interest (151-152)
                              __.__  ___________________________________________
                             100.0%  Total

                     Note: If the annuity contract applied for is an IRA or SEP-IRA, or provides for a full refund of the initial payment within 10 days of receipt of the certificate, that portion of each payment not allocated to the General Account will be allocated solely to the Money Market account during its first 15 days. Reallocation will then be made as specified.

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7   Annuity Date     | | First of month after age 70 (Qualified)  Option

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                     | | First of month after age 75 (Normal)     | | Selection
                     | | First of (Month & Year) ___-___              Deferred
                                                                  | | Option
                                                                      Number
                                                                      _________
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8   Replacement      Will the proposed policy replace or change any existing
                     annuity or insurance policy?  | | No      | | Yes
                     (If yes, list company name, plan and year of issue)
                     __________________________________________________________
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9   Signatures       It is understood, and agreed that: (1) the above
                     information is true and complete to the best of my knowledge; (2) this application, a copy of which will be attached to the certificate when issued, will become a part of the certificate issued; (3) no agent is authorized to modify the terms of the prospectus, this application, the group annuity contract or any certificate. I acknowledge receipt of a current prospectus describing the group annuity coverage I am applying for. I UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

                     ___________________________________________________________
                     Signed at (City and State)                       Date

                     ___________________________________________________________
                     Signature of Owner

                     ___________________________________________________________
                     Signature of Registered Representative

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SML-1199 GRC (1/94)                                                   (Rev 9/95)

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10  Systematic Transfers   Check one:

                  | |I wish to effect Automatic Periodic Transfers from Fixed
                     Interest Account, Money Market or Capital Reserves. (Form SML-1206, Option A)

                  | |I wish to effect Constant Ratio Transfers. (Form SML-1206,
                     Option B)

                Systematic Transfer Application must be attached.

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11  Monthly Automatic Payments (MAP)

                  | |I wish to authorize monthly automatic deductions from my
                     checking account for application to this policy.
              MAP authorization and voided check must be attached.

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12  Optional Payment Reminders

                  | |I wish to receive periodic reminders that I can include
                     with future remittances.
                   Payment reminder request must be attached.

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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE REGISTERED REPRESENTATIVE
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13  Replacement   a) Have you reviewed the Annuity and Life Insurance
                     Replacement Regulation of the state in which this business was written and do you understand the definition of
                     Replacement as set forth therein?   | |Yes     | |No

                  b) To the best of your knowledge, will the annuity policy
                     being applied for replace life insurance or annuity policies in this or any other company? If yes, list
                     policies in Section 8.              | |Yes     | |No

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14  Remarks       Note: Qualified Plans require additional forms.

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________
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15  Registered Representative/Dealer Information

                  I certify that (1) the information provided by the owner has been accurately recorded; (2) a current prospectus was delivered; (3) no written sales materials other than those approved by the Principal Office were used; and (4) I have reasonable grounds to believe the purchase of the policy applied for is suitable for the owner.

                  _______________________________________________(___)__________
                     Signature of Registered Representative      Telephone

                  ______________________________________________________________
                     Printed Name of Registered Representative   Code Number

                  ______________________________________________________________
                     Printed Name of Broker/Dealer               Code Number

                  _______________________________________________(___)__________
                     Address of Broker/Dealer                    Telephone
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